UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     January 26, 2006
                                                -----------------------------

                Morgan Stanley ABS Capital I Inc. Trust 2006-WMC1
         --------------------------------------------------------------
                         (Exact name of issuing entity)

                      Morgan Stanley Mortgage Capital Inc.
            ---------------------------------------------------------
               (Exact name of sponsor as specified in its charter)

                        Morgan Stanley ABS Capital I Inc.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                   333-121914-17               13-3939229
 ------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation              File Number             Identification No.
       of Registrant)            of Issuing Entity)           of Registrant)

1585 Broadway, New York, New York                                 10036
 ------------------------------------------------------------------------------
(Address of principal executive offices of Registrant)          (Zip Code)


Registrant's telephone number, including area code      (212) 761-4000
                                                  -----------------------------


                                 Not Applicable
 ------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Morgan Stanley ABS Capital I Inc. Trust 2006-WMC1 Mortgage Pass-Through Certificates, Series 2006-WMC1. On January 26, 2006, Morgan Stanley ABS Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, JPMorgan Chase Bank, National Association, as servicer, WMC Mortgage Corp. as responsible party, and Wells Fargo Bank, National Association, as trustee, of Morgan Stanley ABS Capital I Inc. Trust 2006-WMC1 Mortgage Pass-Through Certificates, Series 2006-WMC1 (the "Certificates"), issued in sixteen classes. The Class A-2a, Class A-2b, Class A-2c, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate scheduled principal balance as of January 26, 2006 of $807,414,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co."), pursuant to an Underwriting Agreement dated as of January 24, 2006 by and among the Company and the Underwriters.

      In addition, certain other agreements and opinions, as identified in Item
9.01 and attached hereto were delivered in connection with the issuance of the Certificates.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of January 1, 2006, by and among the Company, as depositor, JPMorgan Chase Bank, National Association, as servicer, WMC Mortgage Corp. as responsible party, and Wells Fargo Bank, National Association, as trustee.

Exhibit 5 Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated as of January 26, 2006.

Exhibit 8 Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated as of January 26, 2006 (included as part of Exhibit 5).

Exhibit 10.1 Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of September 1, 2005, and with respect to the Mortgage Loans purchased by Purchaser on or after October 1, 2005 (included as part of Exhibit O to Exhibit 4).

Exhibit 10.2 Second Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of October 1, 2005 (included as part of Exhibit O to Exhibit 4).

Exhibit 10.11 ISDA Master Agreement, dated as of January 26, 2006, by and between Morgan Stanley Mortgage Capital Inc., the swap provider, and Wells Fargo Bank, National Association, the trustee (included as part of Exhibit U to Exhibit 4).

Exhibit 10.12 Schedule to the Master Agreement, dated as of January 26, 2006, by and between Morgan Stanley Mortgage Capital Inc., the swap provider, and Wells Fargo Bank, National Association, the trustee (included as part of Exhibit U to Exhibit 4).

Exhibit 10.13 Credit Support Annex, dated as of January 26, 2006, by and between
              Morgan Stanley Mortgage Capital Inc., the swap provider, and Wells Fargo Bank, National Association, the trustee (included as part of Exhibit U to Exhibit 4).

Exhibit 10.14 Confirmation, dated as of January 26, 2006, by and between Morgan
              Stanley Mortgage Capital Inc., the swap provider, and Wells Fargo Bank, National Association, the trustee (included as part of Exhibit U to Exhibit 4).

Exhibit 10.15 Guarantee, dated as of January 26, 2006, by Morgan Stanley
              (included as part of Exhibit U to Exhibit 4).

Exhibit 10.16 Subservicing Agreement dated as of January 1, 2006, between
              JPMorgan Chase Bank, National Association and Chase Home Finance LLC (included as exhibit V to Exhibit 4).

Exhibit 23    Consent of Cadwalader, Wickersham & Taft LLP (included as part of
              Exhibit 5).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: February 13, 2006                   MORGAN STANLEY ABS CAPITAL I INC.




                                          By:  /s/ Steven Shapiro
                                               ---------------------------------
                                          Name:  Steven Shapiro
                                          Title: Executive Director

                                INDEX TO EXHIBITS

Item  601(a)  of
Regulation S-K                                                 Paper (P) or
Exhibit No.             Description                            Electronic (E)
-----------             -----------                            --------------

4                       Pooling and Servicing Agreement,            (E)
                        dated as of January 1, 2006, by and
                        among the Company, as depositor,
                        JPMorgan Chase Bank, National
                        Association, as servicer, WMC
                        Mortgage Corp. as responsible party,
                        and Wells Fargo Bank, National
                        Association, as trustee.

5                       Legality Opinion of Cadwalader,             (E)
                        Wickersham & Taft LLP, dated as of
                        January 26, 2006.

8                       Tax Opinion of Cadwalader, Wickersham       (E)
                        & Taft LLP, dated as of January 26,
                        2006 (included as part of Exhibit 5).

10.1                    Amended and Restated Mortgage Loan          (E)
                        Purchase and Warranties Agreement,
                        dated as of September 1, 2005, by and
                        between Morgan Stanley Mortgage
                        Capital Inc., as purchased and WMC
                        Mortgage Corp., as loan seller and
                        with respect to the Mortgage Loans
                        purchased by Purchaser prior to
                        October 1, 2005 (included as part of
                        Exhibit O to Exhibit 4).

10.2                    Second Amended and Restated Mortgage         (E)
                        Loan Purchase and Warranties
                        Agreement, dated as of October 1, 2005
                        by and between Morgan Stanley,
                        Mortgage Capital Inc., as purchaser,
                        and WMC Mortgage Corp., as loan seller,
                        with respect to the mortgage loans
                        purchased by Purchaser on or after
                        October 1, 2005 (included as part of
                        Exhibit O to Exhibit 4).

10.11                   ISDA Master Agreement, dated as of          (E)
                        January 26, 2006, by and between
                        Morgan Stanley Mortgage Capital Inc.,
                        the swap provider, and Wells Fargo
                        Bank, National Association, the
                        trustee (included as part of Exhibit
                        U to Exhibit 4).

10.12                   Schedule to the Master Agreement,           (E)
                        dated as of January 26, 2006, by and
                        between Morgan Stanley Mortgage
                        Capital Inc., the swap provider, and
                        Wells Fargo Bank, National
                        Association, the trustee (included as
                        part of Exhibit U to Exhibit 4).

10.13                   Credit Support Annex, dated as of           (E)
                        January 26, 2006, by and between
                        Morgan Stanley Mortgage Capital Inc.,
                        the swap provider, and Wells Fargo
                        Bank, National Association, the
                        trustee (included as part of Exhibit
                        U to Exhibit 4).

10.14                   Confirmation, dated as of January 26,       (E)
                        2006, by and between Morgan Stanley
                        Mortgage Capital Inc., the swap
                        provider, and Wells Fargo Bank,
                        National Association, the trustee
                        (included as part of Exhibit U to
                        Exhibit 4).

10.15                   Guarantee, dated as of January 26,          (E)
                        2006, by Morgan Stanley (included as
                        part of Exhibit U to Exhibit 4).

10.16                   Subservicing Agreement, dated as of         (E)
                        January 1, 2006, between JPMorgan
                        Chase Bank, National Association and
                        Chase Home Finance LLC.

23                      Consent of Cadwalader, Wickersham &         (E)
                        Taft LLP (included as part of Exhibit 5).